                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME ADVISORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the President and a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of September, 1999.


                                                    __/s/_______________________
                                                    Kenneth D. Trumpfheller
                                                    President and Trustee



STATE OF  TEXAS                     )
                                    )        ss:
COUNTY OF  TARRANT                  )

         Before me, a Notary Public, in and for said county and state, personally appeared KENNETH D. TRUMPFHELLER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 29 day of September, 1999.


                                          __/s/__Sandra L. LeGrand
                                          Notary Public

                                          My commission expires:  02/04/2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME ADVISORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 1999.


                                        /s/      _______________________________
                                                 Richard Wright, Trustee




STATE OF  TEXAS                     )
                                    )        ss:
COUNTY OF  TARRANT                  )

         Before me, a Notary Public, in and for said county and state, personally appeared RICHARD WRIGHT, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 27 day of  September, 1999

                                              __/s/__Matthew D. Denton
                                              Notary Public

                                              My commission expires:  01/14/2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME ADVISORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of September, 1999.


                                            ___/s/________________________
                                            Mark W. Muller, Trustee




STATE OF  TEXAS                     )
                                    )        ss:
COUNTY OF  TARRANT                  )

         Before me, a Notary Public, in and for said county and state, personally appeared FRANK BLISS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 29 day of September, 1999.


                                              __/s/___Sandra L. LeGrand
                                              Notary Public

                                              My commission expires:  02/04/2001

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME ADVISORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Secretary and the Treasurer of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29 day of September, 1999.


                                                ___/s/______________________
                                                 Paul S. Bellany
                                                 Secretary and Treasurer




STATE OF  TEXAS                     )
                                    )        ss:
COUNTY OF  TARRANT                  )

         Before me, a Notary Public, in and for said county and state, personally appeared Paul Ballany, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 29 day of September, 1999.

                                              __/s/____Sandra L. LeGrand
                                              Notary Public

                                              My commission expires:  02/04/2001

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME ADVISORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 29 day of September, 1999.

ATTEST:                                              AMERIPRIME ADVISORS TRUST



/s/                                          By: __/s/_________________________
Paul S. Bellany, Secretary                   Kenneth D. Trumpfheller, President


STATE OF    TEXAS                   )
                                    )        ss:
COUNTY OF  TARRANT                  )

         Before me, a Notary Public, in and for said county and state, personally appeared KENNETH D. TRUMPFHELLER, President and PAUL S. BELLANY, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 29 day of September, 1999.

                                              _/s/_____Sandra L. LeGrand
                                              Notary Public


                                              My commission expires:  02/04/2001

                                   CERTIFICATE



         The undersigned, Secretary of AmeriPrime Advisors Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held September 27, 1999, and is in full force and effect:
                  "WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated:  September 29, 1999                           _/s/_______________________
                                                     PAUL S. BELLANY, Secretary
                                                     AmeriPrime Advisors Trust